N-SAR Item 77Q(3) Exhibit
Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:


Evergreen California Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share   	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		888		0.0000		8,219,387  	1.00
Class I		207		0.0000		134,483		1.00
Class S		50,430		0.0000		437,965,978	1.00


Evergreen Treasury Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share   	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		6,298		0.0000		142,146,384	1.00
Class I		26,958		0.0000		628,695,052	1.00
Class S		6,903		0.0000		142,739,343	1.00





Evergreen Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share   	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		1,765,479  	0.0000		847,570,175	1.00
Class B		85,324		0.0000		41,175,793	1.00
Class C		57,754		0.0000		28,053,474	1.00
Class I		1,164,384  	0.0000		550,070,447	1.00
Class S		1,838,892  	0.0000		884,677,740	1.00



Evergreen Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share   	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		6,835		0.0000		133,242,290	1.00
Class I		7,155		0.0000		128,556,109	1.00
Class S		172,679		0.0000		3,408,031,308	1.00

Evergreen New Jersey Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share   	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		749		0.0000		15,960,732	1.00
Class I		476		0.0000		12,371,821	1.00
Class S		9,011		0.0000		188,985,271	1.00

Evergreen New York Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share   	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		695		0.0000	  	17,830,559	1.00
Class I		500		0.0000	  	13,553,301	1.00
Class S		17,698		0.0000		419,725,521	1.00


Evergreen Pennsylvania Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share   	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		220		0.0000		5,014,699   	1.00
Class I		1,202		0.0000		29,910,338	1.00
Class S		6,766		0.0000		149,365,219	1.00